SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 29, 2000
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Ameritrans Capital Corporation
             (Exact name of Registrant as specified in its charter)


           Delaware                 333-63951                     52-2102424
(State or other jurisdiction of    (Commission                 (I.R.S. Employee
incorporation or organization)      File No.)                    I.D. Number)


       747 Third Avenue, 4th Floor
           New York, New York                                        10017
(Address of principal executive offices)                           (Zip Code)



                                 (800) 214-1047
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On May 4, 2000, an Agreement and Plan of Merger (the "Merger Agreement") was executed by and among Medallion Financial Corp. ("Medallion"), AMTC Merger Corp., a wholly-owned subsidiary of Medallion ("Merger Corp."), and Ameritrans Capital Corporation ("Ameritrans"). On November 29, 2000 the parties executed Amendment No. 10 to the Merger Agreement pursuant to which Ameritrans and Medallion agreed to an extension of the date by which Medallion shall have obtained either the consent of Ameritrans' lenders to the Merger Agreement or comparable financing satisfactory to Medallion.

(c)  EXHIBITS.

     (2.1) Amendment No. 10 dated as of November 29, 2000, by and among Medallion Financial Corp., AMTC Merger Corp. and Ameritrans Capital Corporation.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                        AMERITRANS CAPITAL CORPORATION



                                        By:  /s/ Gary Granoff
                                             ----------------------
                                             Name:  Gary Granoff
                                             Title: President


Dated: December 1, 2000


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